                                                                    EXHIBIT 99

FOR IMMEDIATE RELEASE                Contact: Donald J. Radkoski (614) 492-4901
May 9, 2005                                       or Mary Cusick (614) 492-4920

                BOB EVANS FARMS ANNOUNCES FOURTH QUARTER DIVIDEND
                       AND SHARE REPURCHASE AUTHORIZATION

COLUMBUS, Ohio -- Bob Evans Farms, Inc. (Nasdaq: BOBE) board of directors today declared a quarterly dividend of twelve cents ($.12) per share on the corporation's outstanding common stock ($.01 par value). The dividend is payable June 1, 2005, to stockholders of record at the close of business on May 20, 2005.

The board of directors has approved the repurchase of up to 2 million shares of Bob Evans Farms, Inc. common stock during fiscal 2006, which runs through April 2006. The shares may be purchased from time to time on the open market or through privately negotiated transactions, depending on market conditions. There were approximately 35.4 million shares outstanding at April 29, 2005.

         Bob Evans Farms, Inc. owns and operates 588 full-service, family restaurants in 20 states. Bob Evans Restaurants are primarily located in the Midwest, mid-Atlantic and Southeast regions of the United States, while Owens Restaurants operate in Texas. In addition, the company operates 92 Mimi's Cafe casual restaurants located in 13 states, primarily in California and other western states. Bob Evans Farms, Inc. is also a leading producer and distributor of pork sausage and a variety of complementary homestyle convenience food items under the Bob Evans and Owens brand names. For more information about Bob Evans Farms, Inc., visit the company's Web site at www.bobevans.com.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

The statements contained in this report which are not statements of historical fact are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"). In addition, certain statements in future filings by the company with the Securities and Exchange Commission, in press releases and in oral and written statements made by or with the approval of the company which are not statements of historical fact constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include statements of plans and objectives of the company or its management or board of directors; statements regarding future economic performance; and statements of assumptions underlying such statements. Words such as "plan," "believes," "anticipates," "expects" and "intends" and similar expressions are intended to, but are not the exclusive means of, identifying those statements.

Forward-looking statements involve various important assumptions, risks and uncertainties. Actual results may differ materially from those predicted by the forward-looking statements because of various factors and possible events, including, without limitation:

         o        Changes in hog costs

         o The possibility of severe weather conditions where the company operates its restaurants

         o        The availability and cost of acceptable new restaurant sites

         o        Shortages of restaurant labor

         o Acceptance of the company's restaurant concepts into new geographic areas

         o Accurately assessing the value, future growth potential, strengths, weaknesses, contingent and other liabilities and potential profitability of Mimi's Cafe

         o Unanticipated changes in business and economic conditions affecting Mimi's Cafe

         o Other risks disclosed from time to time in the company's securities filings and press releases

There is also the risk that the company may incorrectly analyze these risks or that the strategies developed by the company to address them will be unsuccessful.

Forward-looking statements speak only as of the date on which they are made, and the company undertakes no obligation to update any forward-looking statement to reflect circumstances or events after the date on which the statement is made to reflect unanticipated events. All subsequent written and oral forward-looking statements attributable to the company or any person acting on behalf of the company are qualified by the cautionary statements in this section.